UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 20, 2003

GREAT AMERICAN FINANCIAL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)

1-11632 (Commission File Number)	06-1356481 IRS Employer Identification No.)

250 East Fifth Street
Cincinnati, Ohio 45202
(Address of principal executive offices including zip code)

Registrant's telephone number, including area code:  (513) 333-5300

TABLE OF CONTENTS

Item 12. Results of Operations and Financial Conditions

SIGNATURE

INDEX TO EXHIBITS

EXHIBIT 99.1

Item 12.  Results of Operations and Financial Conditions

On October 16, 2003, Great American Financial Resources, Inc. ("GAFRI") reported its results for the period ending September 30, 2003. A copy of the press release issued by GAFRI on October 16, 2003 concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

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SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registration has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT AMERICAN FINANCIAL RESOURCES, INC.

Dated: October 20, 2003	By: /s/ Christopher P. Miliano
Christopher P. Milano
Chief Financial Officer

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INDEX TO EXHIBITS
99.1

Press release, dated as of October 16, 2003, reporting Great American Financial Resources, Inc. results for the period ended September 30, 2003 (furnished and not filed herewith solely pursuant to Item 12).

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